================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


        Date of Report (Date of earliest event reported): April 30, 2004


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


       MARYLAND                     0-16421                    52-1518642
    (State or other             (Commission File             (IRS Employer
    jurisdiction of                 Number)                Identification No.)
    incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




================================================================================

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS
            ------------------------------------

            On April 30, 2004, Provident Bankshares Corporation consummated its acquisition of Southern Financial Bancorp, Inc. ("Southern") pursuant to an Agreement and Plan of Reorganization, dated as of November 3, 2003, by and between Provident and Southern (the "Agreement"), pursuant to which Southern was merged with and into Provident (the "Merger") and Southern's wholly owned subsidiaries, Southern Financial Bank and Essex Savings Bank, F.S.B were merged with and into Provident's wholly owned subsidiary, Provident Bank. Pursuant to the terms of the Agreement, each share of Southern's common stock, par value $0.01 per share, that was issued and outstanding at the effective time of the Merger was converted into the right to receive 1.0875 shares of Provident common stock, par value $1.00 per share, and $11.125 in cash, without interest. The press release issued by Provident announcing the consummation of the Merger is attached as Exhibit 99.1.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

          (a) Financial Statements of Businesses Acquired.

        The following financial statements of Southern Financial Bancorp, Inc. are included in Southern Financial Bancorp, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on March 9, 2004 (File No. 0-22836) and are incorporated herein by reference to Exhibit 99.2:

        Independent Auditors' Report
        Consolidated Balance Sheets as of December 31, 2003 and 2002 Consolidated Statements of Income for the Years Ended
          December 31, 2003, 2002 and 2001
        Consolidated Statements of Stockholders' Equity
          for the Years Ended December 31, 2003, 2002 and 2001
        Consolidated Statements of Cash Flows for the Years Ended
          December 31, 2003, 2002 and 2001
        Notes to Consolidated Financial Statements

            (b) The Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of December 31, 2003 and Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the Year Ended December 31, 2003 are incorporated herein by reference to Exhibit 99.3.

            (c)  Exhibits.

           23.1     Consent of KPMG LLP
           99.1     Press release dated April 30, 2004
           99.2 The Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of December 31, 2003 and Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the Year Ended December 31, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PROVIDENT BANKSHARES CORPORATION


                                       By: /s/ Gary N. Geisel
                                           -------------------------------------
                                           Gary N. Geisel
                                           Chairman of the Board and
                                            Chief Executive Officer

Date: May 6, 2004

                                  EXHIBIT INDEX
                                  -------------



   EXHIBIT NO.                         DESCRIPTION
   -----------                         -----------

      23.1          Consent of KPMG LLP

      99.1          April 30, 2004 Press Release of Provident
                    Bankshares Corporation

      99.2 The Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of December 31, 2003 and Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the Year Ended December 31, 2003